UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2015

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2015, the stockholders of Exact Sciences Corporation (the “Company”) approved an amendment and restatement of the Company’s 2010 Omnibus Long-Term Incentive Plan (the “Amended and Restated 2010 Omnibus Long-Term Incentive Plan”), increasing the number of shares reserved for issuance thereunder by 8,360,000, among other changes described in the Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on April 30, 2015 (the “2015 Proxy Statement”).  A description of the Amended and Restated 2010 Omnibus Long-Term Incentive Plan is set forth in the 2015 Proxy Statement under the heading “Proposal 3 - Approval of Amendment and Restatement of 2010 Omnibus Long-Term Incentive Plan; Re-Approval of Code Section 162(m) Limits and Criteria”, which such description is incorporated by reference herein.  This summary is qualified in its entirety by the full text of the Amended and Restated 2010 Omnibus Long-Term Incentive Plan set forth in Appendix A to the 2015 Proxy Statement, which is also incorporated by reference herein.

Item 5.07           Submission of Matters to a Vote of Security Holders.

On July 23, 2015, the Company held its 2015 Annual Meeting of Stockholders.  The certified results of the matters voted upon at the meeting, which are more fully described in the 2015 Proxy Statement, are as follows:

The Company’s stockholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class III directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Thomas D. Carey	44,707,064	11,896,296	23,637,593
Daniel J. Levangie	44,505,615	12,098,145	23,637,593
Michael S. Wyzga	56,441,283	162,477	23,637,593

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
53,380,801	2,931,893	291,065	23,637,594

The Company’s stockholders approved the Amended and Restated 2010 Omnibus Long-Term Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
51,037,781	5,243,926	322,052	23,637,594

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2015, with votes cast as follows:

For	Against	Abstain
79,630,514	414,869	195,969

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 24, 2015	By:	/s/ William J. Megan
William J. Megan
Senior Vice President, Finance